UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2013 (December 5, 2013)

21ST CENTURY ONCOLOGY

HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-170812	26-1747745
(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Colonial Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

(239) 931-7275
(Registrant’s Telephone Number, including Area Code)

Radiation Therapy Services Holdings, Inc.

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Fourth Amended and Restated Limited Liability Company Agreement of Radiation Therapy Investments, LLC

On December 9, 2013, Radiation Therapy Investments, LLC (“RTI”), the sole stockholder of 21st Century Oncology Holdings, Inc. (the “Company,” formerly known as Radiation Therapy Services Holdings, Inc.) entered into the Fourth Amended and Restated Limited Liability Company Agreement (the “Amended LLC Agreement”). The Amended LLC Agreement governs the affairs of RTI and the conduct of its business and sets forth certain terms of the equity units held by members of RTI, including, among other things, the right of members to receive distributions, the voting rights of holders of equity units and the composition of the board of managers, subject to the terms of the Amended and Restated Securityholders Agreement of RTI. Under the Amended LLC Agreement, Vestar Capital Partner’s (“Vestar”) prior written consent is required for RTI to engage in certain types of transactions, including mergers, acquisitions and asset sales and to incur indebtedness and make capital expenditures, subject to exceptions and limitations. The Amended LLC Agreement contains customary indemnification provisions relating to holders of units and managers and officers of RTI.

The Amended LLC Agreement, which replaced RTI’s existing Third Amended and Restated Limited Liability Company Agreement in its entirety, eliminated RTI’s Class L Units and Class EMEP Units and established new classes of equity incentive units in the form of Class M Units, Class N Units and Class O Units. Under the Amended LLC Agreement, RTI now has seven classes of equity units outstanding: Preferred Units, Class A Units, Class G Units, Class M Units, Class MEP Units, Class N Units and Class O Units. Class A Units, of which Vestar and its affiliates control 81% of the outstanding units, are the only class of voting securities. RTI may make distributions to its members in the sole discretion of its board of managers. Distributions to unitholders under the Amended LLC Agreement are made pursuant to a distribution waterfall that provides for distributions first to holders of Preferred Units, up to a specified amount, with other holders receiving subsequent distributions based on specified priorities and limitations.

The Amended LLC Agreement also provides that upon a public offering of RTI, the board of managers of RTI may authorize a recapitalization of RTI whereby unitholders will receive, in exchange for their existing RTI units and subject to certain limitations, (i) cash, based on the amount that they would have been entitled to receive had an amount equal to the equity value of such units been distributed to unitholders of RTI after taking into account all other distributions thereunder and/or (at the discretion of the board of managers) and (ii) common stock of the public company, or the right to receive common stock of the public company, based on the amount that they would have been entitled to receive had an amount equal to the equity value of such units been distributed to unitholders of RTI after taking into account all other distributions thereunder.

The foregoing description of the Amended LLC Agreement is qualified in its entirety by reference to such document, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The information included in Item 5.02 of this Current Report is incorporated by reference into this Item 1.01.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Incentive Agreements

On December 9, 2013, RTI entered into incentive unit grant agreements (“Incentive Agreements”) with each of Dr. Daniel E. Dosoretz, the Company’s Chief Executive Officer and director, Bryan J. Carey, the Company’s Vice Chairman and Chief Financial Officer and Norton L. Travis, the Company’s Executive Vice President and General Counsel. Pursuant to the Incentive Agreements, RTI granted to Dr. Dosoretz 28,500 Class M Units and 32,000 Class O Units, Mr. Carey 15,000 Class M Units and 14,000 Class O Units and Mr. Travis 14,500 Class M Units and 8,750 Class O Units (collectively, the “Incentive Units”). In addition, RTI intends to enter into similar Incentive Agreements with other members of the Company’s senior management.

The Incentive Units were fully vested upon grant. If Dr. Dosoretz, Mr. Carey or Mr. Travis is terminated for cause, resigns without good reason or engages in a prohibited activity, all of his respective Incentive Units shall be immediately forfeited without consideration.

Under the Amended and Restated Securityholders Agreement of RTI, dated as of March 25, 2008, as amended, to which each of Dr. Dosoretz, Mr. Carey and Mr. Travis are a party, upon the sale of RTI or the Company, all holders of a particular class or series of securities shall receive the same form and amount of consideration per share, or if any holders of a particular class or series are given an option as to the form and amount of consideration to be received in connection with such sale, all holders of such class or series will be given the same option. Under the Incentive Agreements, in the event of a public offering of common stock of the Company, Dr. Dosoretz, Mr. Carey and Mr. Travis will be entitled to receive Company common stock, with the number of shares based on the dollar amount that they would have been entitled to receive had an amount equal to the equity value of such shares been distributed to unitholders of RTI after taking into account all other distributions thereunder. Two-thirds of such common stock would be awarded in the form of a restricted stock award or a restricted stock unit award under an equity compensation plan and such award shall vest 50% on the first anniversary of the date of such initial public offering and 50% on the second anniversary of the date of the initial public offering. Any Incentive Units not allocated as common stock shall be forfeited and cancelled and Dr. Dosoretz, Mr. Carey and Mr. Travis shall be issued restricted shares, performance shares and/or options to acquire shares pursuant to an equity compensation plan then in effect. The Board of Directors of the Company will determine number of shares, the exercise price and other terms and conditions thereto, in its sole discretion.

In the event of (i) a public offering of RTI in which Dr. Dosoretz, Mr. Carey and Mr. Travis are entitled to receive shares of the Company pursuant to the terms of the Amended LLC Agreement and receive shares in the form of restricted stock awards or restricted stock unit awards, or (ii) the issuance of restricted shares of the Company’s common stock, such restricted common stock shall vest 50% on the first anniversary of the date of such initial public offering and 50% on the second anniversary of the date of the initial public offering.

The foregoing description of the Incentive Agreements is qualified in its entirety by reference to the forms of such documents, copies of which are attached hereto as Exhibits 10.2 and 10.3 and incorporated herein by reference.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2013, the Company filed a certificate of amendment to its certificate of incorporation to change its name to 21st Century Oncology Holdings, Inc.

In addition, on December 5, 2013, Radiation Therapy Services, Inc., a wholly owned subsidiary of the Company, filed an article of amendment to its articles of incorporation to change its name to 21st Century Oncology, Inc.

Item 8.01                                           Other Events.

On December 11, 2013, the Company issued a press release announcing that it had changed its name. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of 21st Century Oncology Holdings, Inc. (formerly known as Radiation Therapy Services Holdings, Inc.).

3.2	Article of Amendment to the Articles of Incorporation of 21st Century Oncology, Inc. (formerly known as Radiation Therapy Services, Inc.).

10.1	Fourth Amended and Restated Limited Liability Company Agreement of Radiation Therapy Investments, LLC, dated as of December 9, 2013.

10.2	Form of Incentive Unit Grant Agreement (Class M/O Units) for Chief Executive Officer.

10.3	Form of Incentive Unit Grant Agreement (Class M/O Units) for executive officers.

99.1	Press Release, dated December 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21st CENTURY ONCOLOGY HOLDINGS, INC.

Date: December 11, 2013	By:	/s/ Bryan J. Carey
		Name:	Bryan J. Carey
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of 21st Century Oncology Holdings, Inc. (formerly known as Radiation Therapy Services Holdings, Inc.).

3.2	Article of Amendment to the Articles of Incorporation of 21st Century Oncology, Inc. (formerly known as Radiation Therapy Services, Inc.).

10.1	Fourth Amended and Restated Limited Liability Company Agreement of Radiation Therapy Investments, LLC, dated as of December 9, 2013.

10.2	Form of Incentive Unit Grant Agreement (Class M/O Units) for Chief Executive Officer.

10.3	Form of Incentive Unit Grant Agreement (Class M/O Units) for executive officers.

99.1	Press Release, dated December 11, 2013.